SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2007 (March 6, 2007)
Date of Report (Date of earliest event reported)

JUMA TECHNOLOGY CORP.
F/K/A X AND O COSMETICS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp's actual results to differ from management's current expectations are contained in Juma Technology Corp's filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by Juma Technology Corp. (the “Company”) in a Current Report on Form 8-K dated March 6, 2007 and filed with the Securities and Exchange Commission on March 9, 2007, the Company entered into and closed on an agreement and plan of merger with AGN Networks, Inc. and as a result, AGN Networks, Inc. has become a wholly-owned subsidiary of the Company.

The financial statements of AGN Networks, Inc. and the pro forma financial information of the Company required under Item 9.01 of this amended report are filed as Exhibits 99.1 and 99.2, respectively, to this amended report.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of AGN Networks, Inc. are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) Pro Forma Financial Information:

The unaudited pro forma financial information for the Company and its subsidiary is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

 (d) Exhibits:

Exhibit Number	Description
99.1	Financial Statements of AGN Networks, Inc.
99.2	Pro forma financial information for the Company and its subsidiary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Chief Financial Officer

Date: May 15, 2007